AQR FUNDS

Supplement dated November 17, 2020 (“Supplement”)

to the Statement of Additional Information dated

January 29, 2020, as amended (the “SAI”)

of the AQR TM Large Cap Momentum Style Fund, AQR TM Small Cap Momentum Style

Fund, AQR TM International Momentum Style Fund, AQR TM Large Cap Multi-Style Fund,

AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund, AQR

Emerging Multi-Style Fund, AQR TM Emerging Multi-Style Fund, AQR Large Cap

Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International

Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style

Fund and AQR International Multi-Style Fund (each a “Fund”, and collectively, the

“Funds”)

This Supplement updates certain information contained in the SAI. Please review this important information carefully. You may obtain copies of a Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

The Board of Trustees of AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization with respect to each Fund, pursuant to which each Fund listed in the table below under the heading “Target Funds” (each, a “Target Fund”) will reorganize into the corresponding Fund listed in the table below under the heading “Acquiring Funds” (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization” and the proposed transactions are referred to collectively as the “Reorganizations.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds
AQR Emerging Multi-Style Fund	AQR TM Emerging Multi-Style Fund*
AQR TM International Momentum Style Fund	AQR International Momentum Style Fund
AQR TM International Multi-Style Fund	AQR International Multi-Style Fund
AQR TM Large Cap Momentum Style Fund	AQR Large Cap Momentum Style Fund
AQR TM Large Cap Multi-Style Fund	AQR Large Cap Multi-Style Fund
AQR TM Small Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund
AQR TM Small Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund

*	Effective upon the closing of this Reorganization, the name of the “AQR TM Emerging Multi-Style Fund” will be changed to “AQR Emerging Multi-Style II Fund.”

The Reorganizations do not require any action by shareholders of the Funds. Each Reorganization is expected to close during the first calendar quarter of 2021. Each

Reorganization may be terminated or abandoned at any time before its closing by action of the Board of Trustees of the Trust.

Effective upon the closing of its Reorganization, the SAI will be amended and restated to reflect that each Acquiring Fund may pursue the following investment technique as described in the section entitled “Securities, Investment Strategies and Related Risks” in the SAI:

Tax-Managed Investing

Effective upon the closing of the Reorganization of AQR Emerging Multi-Style Fund into AQR TM Emerging Multi-Style Fund (the “Emerging Multi-Style Funds Reorganization”), the SAI will be amended and restated as follows:

All references to the fund name “AQR TM Emerging Multi-Style Fund” are amended and replaced with “AQR Emerging Multi-Style II Fund.”

Effective upon the closing of the Emerging Multi-Style Funds Reorganization, the SAI will be amended and restated to remove “after-tax” from the investment objective of the AQR TM Emerging Multi-Style Fund and replace it with the following investment objective disclosure for its surviving Fund, the AQR Emerging Multi-Style II Fund:

The AQR Emerging Multi-Style II Fund’s investment objective is to seek long-term capital appreciation. This investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Effective upon the closing of the Emerging Multi-Style Funds Reorganization, the SAI will be amended and restated to reflect a decrease in the AQR Emerging Multi-Style II Fund’s management fee by 0.05% from 0.60% to 0.55% with the following disclosure:

The AQR Emerging Multi-Style II Fund (formerly known as AQR TM Emerging Multi-Style Fund) pays the Adviser a management fee on a monthly basis in an amount equal to 0.55% annually of the average daily net assets of the AQR Emerging Multi-Style II Fund.

Effective upon the closing of its Reorganization, the fundamental policy #5 for each of the AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund and AQR International Momentum Style Fund in the section entitled “Fundamental Policies” beginning on page 42 of the SAI is hereby deleted in its entirety and replaced with the following:

5.

May not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such maybe interpreted or modified by regulatory authorities having jurisdiction, from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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